Exhibit 99.1

331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

FOR RELEASE 4:02 PM ET

TUESDAY, NOVEMBER 1, 2016

Lantheus Holdings, Inc. Reports 2016 Third Quarter Financial Results

•	Posts Q3 revenue of $73.1 MM, net income of $4.2 MM and Adjusted EBITDA of $18.7 MM, exceeding revenue and Adjusted EBITDA guidance

•	Q3 DEFINITY® worldwide revenue increases 12.9%

•	Company again raises 2016 Full Year Guidance

NORTH BILLERICA, Mass., November 1, 2016 – Lantheus Holdings, Inc. (the “Company”) (NASDAQ: LNTH), parent company of Lantheus Medical Imaging, Inc. (“LMI”), a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products, today reported financial results for its third quarter ended September 30, 2016.

The Company’s worldwide revenue for the third quarter of 2016 totaled $73.1 million, compared to $74.1 million reported for the third quarter of 2015. Revenue results exceeded guidance of $68-$70 million, reflecting continued strong sales of DEFINITY, stable revenues from the U.S. nuclear products portfolio, and a decrease in International revenues as a result of the divestitures of its Canadian and Australian radiopharmacy businesses.

Net income for the third quarter of 2016 totaled $4.2 million or $0.13 per diluted share, compared to $5.4 million or $0.18 per diluted share in the third quarter of 2015. These results reflect the impact of a $1.4 million write-off of debt pay down related costs, a gain of $560,000 on the sale of assets and an increased share count attributable to an equity offering consummated during the quarter.

The Company’s third quarter 2016 Adjusted EBITDA (as defined in the GAAP to non-GAAP reconciliation provided later in this release) was $18.7 million or 25.6% of reported revenue, compared to $19.4 million or 26.2% of reported revenue, in the third quarter of 2015. Adjusted EBITDA results exceeded guidance of $14-$16 million, primarily driven by the strong performance of higher margin products in the U.S. market.

Mary Anne Heino, President and CEO, commented, “We are pleased with our solid financial results this quarter. A key contributor was DEFINITY, with 12.9% revenue growth worldwide driven primarily by continued strong U.S. performance. Consistent with our strategic priority of optimizing our capital structure, we raised approximately $40 million from a follow-on equity offering and used those proceeds, together with cash on the balance sheet, to reduce our debt by $55 million. Even with the debt reduction, we ended the quarter with a healthy $53 million of cash on the balance sheet.”

Ms. Heino continued, “We are pleased to again raise our full year 2016 revenue and Adjusted EBITDA guidance to reflect the continuing strength of our business.”

Outlook

The Company is increasing its outlook for full year 2016 worldwide revenue to a range of $296 million to $299 million. The Company is also increasing its outlook for full year 2016 Adjusted EBITDA, as described in the GAAP to non-GAAP reconciliation provided later in this release, to a range of $73 million to $75 million.

The Company’s guidance for worldwide revenue and Adjusted EBITDA are forward-looking statements. They are subject to various risks and uncertainties that could cause the Company’s actual results to differ materially from guidance. Forward-looking statements are not predictions of the Company’s actual performance. See the cautionary information about forward-looking statements in the “Safe-Harbor Statement” section of this press release.

Internet Posting of Information

The Company routinely posts information that may be important to investors in the “Investors” section of its website at www.lantheus.com. The Company encourages investors and potential investors to consult its website regularly for important information about the Company.

Conference Call and Webcast

As previously announced, the Company will host a conference call starting at 4:30 p.m. Eastern Time today. To access the live conference call via telephone, please dial 1-866-498-8390 (U.S. callers) or 1-678-509-7599 (international callers) and provide passcode 1805132. A live audio webcast of the call also will be available in the Investors section of the Company’s website at www.lantheus.com.

A replay of the telephone conference call and audio webcast will be available from approximately 8:30 p.m. ET on November 1, 2016 through midnight on November 15, 2016. To access a replay of the conference call, dial 1-855-859-2056 (U.S. callers) or 1-404-537-3406 (international callers), and provide passcode 1805132. A replay of this conference call will also be available in the Investors section of our website at www.lantheus.com.

The conference call will include a discussion of non-GAAP financial measures. Reference is made to the most directly comparable GAAP financial measures, the reconciliation of the differences between the two financial measures, and the other information included in this press release, our Form 8-K filed with the SEC today, or otherwise available in the Investor Relations section of our website located at www.lantheus.com.

The conference call may include forward-looking statements. See the cautionary information about forward-looking statements in the safe-harbor section of this press release.

About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.

Lantheus Holdings, Inc. is the parent company of LMI, a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, which are primarily used for the diagnosis of cardiovascular diseases. LMI’s key products include the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension; TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures; and Xenon (Xenon Xe 133 Gas), an inhaled radiopharmaceutical imaging agent used to evaluate pulmonary function and for imaging the lungs. The Company is headquartered in North Billerica, Massachusetts with offices in Puerto Rico and Canada. For more information, visit www.lantheus.com.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures, such as revenue excluding the impact of foreign currency; operating income, as adjusted; net income, as adjusted; Adjusted EBITDA; net income, as adjusted, per diluted share; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. The measures may exclude such items which may be highly variable, difficult to predict and of a size that could have substantial impact on the Company’s reported results of operations for a period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Safe Harbor for Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including statements about our 2016 outlook. These statements reflect management’s current knowledge, assumptions, beliefs, estimates and expectations and express management’s current view of future performance, results and trends. Forward-looking statements may be identified by their use of terms such as anticipate, believe, confident, could, estimate, expect, intend, may, plan, predict, project, target, will and other similar terms. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward- looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements are discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q). This press release includes forward-looking non-GAAP guidance for 2016 Adjusted EBITDA. No reconciliation of this forward-looking non-GAAP guidance was included in this press release because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

– Tables Follow –

Lantheus Holdings, Inc.

Condensed Consolidated Statements of Operations

(dollars in thousands, except share and per share data – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenues	$73,063	$74,123	$227,503	$222,260
Cost of goods sold	39,382	40,418	124,370	120,119

Gross profit	33,681	33,705	103,133	102,141

Operating expenses
Sales and marketing	8,706	8,633	27,856	26,934
General and administrative	10,091	9,206	28,842	33,773
Research and development	2,849	2,458	8,493	11,292

Total operating expenses	21,646	20,297	65,191	71,999
Gain on sales of assets	560	—	6,505	—

Operating income	12,595	13,408	44,447	30,142
Interest expense, net	(6,786)	(7,100)	(20,782)	(31,599)
Debt retirement costs	(1,415)	—	(1,415)	—
Loss on extinguishment of debt	—	—	—	(15,528)
Other (expense) income, net	(154)	(183)	300	234

Income (loss) before income taxes	4,240	6,125	22,550	(16,751)
Provision for income taxes	20	739	657	1,911

Net income (loss)	$4,220	$5,386	$21,893	$(18,662)

Net income (loss) per weighted-average common share outstanding:
Basic	$0.14	$0.18	$0.71	$(0.83)

Diluted	$0.13	$0.18	$0.71	$(0.83)

Weighted-average common shares outstanding:
Basic	31,220,877	30,359,516	30,657,623	22,443,257

Diluted	32,402,297	30,761,771	31,049,351	22,443,257

Lantheus Holdings, Inc.

Consolidated Revenue Analysis

(dollars in thousands – unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	% change	2016	2015	% change
United States
DEFINITY	$32,007	$28,323	13.0%	$95,497	$81,333	17.4%
TechneLite	20,906	14,557	43.6%	64,282	47,367	35.7%
Xenon	6,675	12,713	(47.5)%	21,620	37,937	(43.0)%
Other	3,032	3,619	(16.2)%	11,288	11,620	(2.9)%

Total United States	62,620	59,212	5.8%	192,687	178,257	8.1%

International
DEFINITY	597	560	6.6%	2,002	1,644	21.8%
TechneLite	3,627	2,666	36.0%	10,339	8,078	28.0%
Xenon	2	10	(80.0)%	5	28	(82.1)%
Other	6,217	11,675	(46.7)%	22,470	34,253	(34.4)%

Total International	10,443	14,911	(30.0)%	34,816	44,003	(20.9)%

Worldwide
DEFINITY	32,604	28,883	12.9%	97,499	82,977	17.5%
TechneLite	24,533	17,223	42.4%	74,621	55,445	34.6%
Xenon	6,677	12,723	(47.5)%	21,625	37,965	(43.0)%
Other	9,249	15,294	(39.5)%	33,758	45,873	(26.4)%

Total Revenues	$73,063	$74,123	(1.4)%	$227,503	$222,260	2.4%

Lantheus Holdings, Inc.

Supplemental Revenue Information

(unaudited)

	September 30, 2016 Quarter to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	13.0%	6.6%	6.6%	12.9%	12.9%
TechneLite	43.6%	36.3%	36.0%	42.5%	42.4%
Xenon	(47.5)%	(80.0)%	(80.0)%	(47.5)%	(47.5)%
Other	(16.2)%	(47.2)%	(46.7)%	(40.2)%	(39.5)%

Total Revenues	5.8%	(30.3)%	(30.0)%	(1.6)%	(1.4)%

	September 30, 2016 Year to Date Sales Growth/(Decline)
	Domestic As Reported	Int’l Constant Currency	Int’l As Reported	Total Constant Currency	Total As Reported
Products
DEFINITY	17.4%	27.8%	21.8%	17.6%	17.5%
TechneLite	35.7%	33.8%	28.0%	35.4%	34.6%
Xenon	(43.0)%	(82.1)%	(82.1)%	(43.0)%	(43.0)%
Other	(2.9)%	(33.3)%	(34.4)%	(25.6)%	(26.4)%

Total Revenues	8.1%	(18.8)%	(20.9)%	2.8%	2.4%

Lantheus Holdings, Inc.

Reconciliation of Revenues to Revenues Excluding the Impact of Foreign Currency

(dollars in thousands – unaudited)

	Three Months Ended September 30, 2016		Nine Months Ended September 30, 2016
	International Revenue	Total Revenue	International Revenue	Total Revenue
Revenue, as reported	$10,443	$73,063	$34,816	$227,503
Currency impact as compared to prior period	(94)	(94)	927	927

Revenue, excluding the impact of foreign currency	$10,349	$72,969	$35,743	$228,430

Lantheus Holdings, Inc.

Reconciliation of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands, except share and per share data – unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Operating Income
Operating Income, as reported	$12,595	$13,408	$44,447	$30,142
Reconciling items impacting Operating Income:
Campus Consolidation Costs	—	—	—	3,630
Sponsor Termination Costs	—	—	—	6,527
Gain on Sales of Assets	(560)	—	(6,505)	—

Operating income, as adjusted	$12,035	$13,408	$37,942	$40,299

Operating Income, as adjusted, as a percentage revenue	16.5%	18.1%	16.7%	18.1%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income (loss), as reported	$4,220	$5,386	$21,893	$(18,662)

Reconciling items impacting Gross Profit:
Campus Consolidation Costs	—	—	—	77

Reconciling items impacting Operating Expenses:
Campus Consolidation Costs	—	—	—	3,553
Sponsor Termination Costs	—	—	—	6,527
Gain on Sales of Assets	(560)	—	(6,505)	—

Reconciling items impacting Non-operating Expenses:
Debt Retirement Costs	1,415	—	1,415	—
Loss on Debt Extinguishment	—	—	—	15,528
Interest Upon Redemption of Senior Notes	—	—	—	3,250

Net income, as adjusted	$5,075	$5,386	$16,803	$10,273

Net income, as adjusted, as a percentage of revenue	6.9%	7.3%	7.4%	4.6%

Lantheus Holdings, Inc.

Reconciliation of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands, except share and per share amounts – unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income (loss) per share - Diluted	$0.13	$0.18	$0.71	$(0.83)

Reconciling items impacting Gross Profit:
Campus Consolidation Costs	$—	$—	$—	$—

Reconciling items impacting Operating Expenses:
Campus Consolidation Costs	$—	$—	$—	$0.16
Sponsor Termination Costs	$—	$—	$—	$0.29
Gain on Sales of Assets	$(0.02)	$—	$(0.21)	$—

Reconciling items impacting Non-operating Expenses:
Debt Retirement Costs	$0.04	$—	$0.05	$—
Loss on Debt Extinguishment	$—	$—	$—	$0.69
Interest Upon Redemption of Senior Notes	$—	$—	$—	$0.14

Net income per share, as adjusted - Diluted	$0.15	$0.18	$0.55	$0.45

Weighted-average common shares outstanding - Diluted	32,402,297	30,761,771	31,049,351	22,443,257

Lantheus Holdings, Inc.

Reconciliation of As Reported Results to Non-GAAP Financial Measures

(dollars in thousands – unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income (loss)	$4,220	$5,386	$21,893	$(18,662)
Interest expense, net	6,786	7,100	20,782	31,599
Provision for income taxes(a)	(176)	300	25	695
Depreciation	2,157	1,940	6,386	9,649
Amortization of intangible assets	2,083	1,888	6,278	5,678

EBITDA	15,070	16,614	55,364	28,959
Reconciling items impacting EBITDA:
Stock and incentive plan compensation	1,248	591	2,736	1,524
Legal fees relating to business interruption claim(b)	—	4	9	67
Asset write-off(c)	242	631	1,088	1,182
Severance and recruiting costs(d)	455	634	1,886	853
Sponsor fee and other(e)	—	22	—	7,340
Debt retirement costs	1,415	—	1,415	—
Extinguishment of debt	—	—	—	15,528
Gain on sales of assets	(560)	—	(6,505)	—
New manufacturer costs(f)	805	953	2,451	2,568

Adjusted EBITDA	$18,675	$19,449	$58,444	$58,021

Adjusted EBITDA as a percentage of revenue	25.6%	26.2%	25.7%	26.1%

(a)	Represents provision for income taxes, less tax indemnification associated with BMS
(b)	Represents legal fees and disbursements incurred in connection with our business interruption claim associated with the NRU reactor shutdown in 2009 to 2010.
(c)	Represents non-cash losses incurred associated with the write-down of land, intangible assets, inventory and write-off of long-lived assets.
(d)	The amounts consist of severance and recruitment costs related to employees, executives and directors.
(e)	Represents annual sponsor monitoring fee and related expenses and a $6.5 million payment for the termination of our advisory services and monitoring agreement with our sponsor in 2015.
(f)	Represents internal and external costs associated with establishing new manufacturing sources for our commercial and clinical candidate products.

Lantheus Holdings, Inc.

Reconciliation of Free Cash Flow

(dollars in thousands – unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cash provided by operating activities	$15,446	$5,417	$36,861	$9,136
Capital expenditures	(2,588)	(2,307)	(4,976)	(8,419)

Free cash flow	$12,858	$3,110	$31,885	$717

Lantheus Holdings, Inc.

Condensed Consolidated Balance Sheets

(dollars in thousands – unaudited)

	September 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$53,195	$28,596
Accounts receivable, net	34,844	37,293
Inventory	16,057	15,622
Other current assets	6,369	3,851
Assets held for sale	—	4,644

Total current assets	110,465	90,006

Property, plant & equipment, net	84,980	86,517
Capitalized software development costs, net	7,676	9,137
Intangibles, net	16,406	20,496
Goodwill	15,714	15,714
Other long-term assets	19,728	20,509

Total assets	$254,969	$242,379

Commitments and Contingencies

Liabilities and Stockholders’ Deficit
Current liabilities:
Current portion of long-term debt	$3,650	$3,650
Accounts payable	13,617	11,657
Accrued expenses and other current liabilities	21,850	18,502
Liabilities held for sale	—	1,715

Total current liabilities	39,117	35,524
Asset retirement obligation	8,710	8,145
Long-term debt, net	294,582	349,858
Other long-term liabilities	33,716	34,141

Total liabilities	376,125	427,668

Stockholders’ deficit	(121,156)	(185,289)

Total liabilities and stockholders’ deficit	$254,969	$242,379

###

CONTACT:

Lantheus Holdings, Inc.

Meara Murphy, Director, Investor Relations and Corporate Communications

978-671-8508